Exhibit 10.2

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Security Agreement”) is entered into as of July 1, 2015 by and among Urban Outfitters, Inc., a Pennsylvania corporation (the “Company”) and the other grantors listed on the signature pages hereto (each, together with their successors and permitted assigns, and, together with any additional entities which become parties to this Security Agreement by executing a Security Agreement Supplement hereto in substantially the form of Annex I hereto, a “Grantor”, and, collectively, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (together with its successors and permitted assigns, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.

PRELIMINARY STATEMENT

The Grantors, the Administrative Agent, the other Loan Parties and the Lenders are entering into a Credit Agreement dated as of July 1, 2015 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each Grantor is entering into this Security Agreement in order to induce the Lenders to enter into and extend credit to the Company and certain of its subsidiaries (collectively, the “Borrowers”) under the Credit Agreement and to secure the Secured Obligations that it has agreed to guarantee pursuant to Article X of the Credit Agreement.

ACCORDINGLY, the Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Terms Defined in Credit Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Section 1.2 Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

Section 1.3 Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the first paragraph hereof and in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Assigned Contracts” means, collectively, all of the Grantors’ rights and remedies under, and all moneys and claims for money due or to become due to the Grantor under those contracts in excess of $2,500,000 set forth on Exhibit H hereto, and any other material contracts in excess of $2,500,000, and any and all amendments, supplements, extensions, and renewals thereof including all rights and claims of the Grantors now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing contracts; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

“Books” means, with respect to any Person, all of such Person’s books and records relating to the Collateral, whether tangible or electronic (including all of its records indicating, summarizing, or evidencing such Collateral).

“Chattel Paper” means, with respect to any Person, all chattel paper (as defined in Article 9 of the UCC) relating to such Person’s Accounts, Credit Card Accounts, or Inventory, including, without limitation, tangible chattel paper and electronic chattel paper relating to such Accounts, Credit Card Accounts, or Inventory.

“Collateral” shall have the meaning set forth in Article II.

“Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, between the Administrative Agent and any third party or from the Administrative Agent to a third party (including any bailee, consignee, customs broker, freight forwarder, carrier, or other similar Person) in possession of any Collateral or any landlord of any real property where Collateral is or may be located other than a retail store location, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time.

“Collateral Report” means any certificate (including any Borrowing Base Certificate), report or other document delivered by any Grantor to the Administrative Agent or any Lender with respect to the Collateral pursuant to any Loan Document.

“Concentration Account” means each Deposit Account (other than a Funding Account) maintained with the Administrative Agent or another financial institution reasonably acceptable to the Administrative Agent, in each case, that is subject to a Deposit Account Control Agreement, which Concentration Accounts are identified on Exhibit B (as such Exhibit may be supplemented from time to time in accordance with Section 8.22).

“Control” shall have the meaning set forth in Section 8-106 of Article 8 of the UCC or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Credit Card Accounts” means any “payment intangibles,” as defined in the UCC, receivables or other rights to payment of a monetary obligation due to any Grantor from a credit card issuer or a credit card processor in connection with purchases of Inventory of such Grantor.

“Deposit Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a banking institution holding such Grantor’s funds, and the Administrative Agent with respect to collection and control of all deposits and balances held in a deposit account maintained by such Grantor with such banking institution.

“Deposit Accounts” means, with respect to any Person, any deposit account (as defined in Article 9 of the UCC) and, in any event, including, without limitation, any deposit account associated with any lockbox arrangement, checking or other demand deposit account, concentration, time, savings, passbook or similar account maintained with a bank and all cash, and all other property from time to time deposited therein or otherwise credited thereto.

“Documents” means, with respect to any Person, all documents (as defined in Article 9 of the UCC) in respect of such Person’s Collateral.

“Excluded Account” means (a) Deposit Accounts (other than Retail Store Deposit Accounts) with an aggregate closing daily balance not in excess of $1,500,000, (b) Retail Store Deposit Accounts with an aggregate closing daily balance not in excess of $2,500,000 and which are swept on a periodic basis in accordance with Section 7.1(a) into one or more Concentration Accounts, (c) any zero balance account and zero balance sub-account that is linked to one or more Concentration Accounts and (d) any Securities Account with a closing daily balance, together with all such Securities Accounts excluded pursuant to this clause (d), not in excess of $10,000,000; provided that the Funding Accounts and Concentration Accounts of the Grantors (regardless of the amount on deposit at any time in such account) shall not be Excluded Accounts.

“Excluded Asset” shall have the meaning set forth in Article II.

“Excluded Equity” means any voting stock in excess of 65% of the outstanding voting stock of any first-tier Foreign Subsidiary, which, pursuant to the terms of the Credit Agreement, is not required to guaranty to the Secured Obligations and all of the stock of any Subsidiary of any Foreign Subsidiary. For the purpose of this definition, “voting stock” means, with respect to any issuer, the issued and outstanding shares of each class of stock of such issuer entitled to vote (within the meaning of Treasury Regulations § 1.956-2(c)(2)) and joint venture interests, to the extent the pledge thereof is prohibited by the applicable organizational documents, contract or agreement and such prohibition on assignment is enforceable in accordance with the UCC.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“General Intangibles” shall mean General Intangibles (as defined in Article 9 of the UCC) arising from the sale of Inventory, Accounts or Credit Card Accounts, or which evidence, constitute proceeds of, or arise with respect to or relate to, any Accounts, Credit Card Accounts, or Inventory of such Person, or which arise under or relate to any license, contract, permit, or franchise with respect to any Accounts, Credit Card Accounts, or Inventory of such Person.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” means, with respect to any Person, all instruments (as defined in Article 9 of the UCC) arising from the sale of Inventory, Accounts or Credit Card Accounts, or evidencing, constituting proceeds of, or arising with respect to any Accounts, Credit Card Accounts, Inventory, or Chattel Paper of such Person, including, without limitation, Promissory Notes relating to any of the foregoing.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Lenders” means the lenders party to the Credit Agreement and their successors and assigns.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Pledged Collateral” means the Pledged Interests and all other Collateral consisting of Instruments (excluding checks), Securities and other Investment Property, whether or not physically delivered to the Administrative Agent pursuant to this Security Agreement.

“Pledged Interests” means all of each Grantor’s right, title and interest in and to all of the Equity Interests now owned or hereafter acquired by such Grantor (excluding Excluded Equity), regardless of class or designation, including, without limitation, that listed on Exhibit G (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Equity Interests, the right to receive any certificates representing any of the Equity Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and the right to receive all dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and all cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing.

“Proceeds” shall have the meaning set forth in Article II.

“Promissory Notes” shall have the meaning set forth in Article 9 of the UCC.

“Receivables” means (a) all Accounts and Credit Card Accounts and (b) all Chattel Paper, Investment Property, Documents, Instruments and General Intangibles to the extent that they are Collateral or arise from Proceeds of the Collateral.

“Required Secured Parties” means (a) prior to an acceleration of the Obligations under the Credit Agreement, the Required Lenders, (b) after an acceleration of the Obligations under the Credit Agreement but prior to the date upon which the Credit Agreement has terminated by its terms and all of the obligations thereunder have been paid in full, Lenders holding in the aggregate at least a majority of the total of the Aggregate Credit Exposure, and (c) after the Credit Agreement has terminated by its terms and all of the Obligations thereunder have been paid in full (whether or not the Obligations under the Credit Agreement were ever accelerated), the Secured Parties holding in the aggregate at least a majority of the aggregate net early termination payments and all other amounts then due and unpaid from any Grantor to the Secured Parties in respect of the Secured Obligations, as determined by the Administrative Agent in its reasonable discretion.

“Retail Store Deposit Account” means any Deposit Account that is an operating account and sub-accounts associated therewith (a) maintained by any Grantor solely for the use of one or more of its retail stores, (b) into which payments received from customers are directly deposited, and (c) which is neither a Concentration Account nor any other account to which amounts held in other deposit accounts of the Grantors are swept, which Retail Store Deposit Accounts are identified as such on Exhibit B (as such Exhibit may be supplemented from time to time in accordance with Section 8.22) or any supplement thereto approved by the Administrative Agent and the Borrower Representative.

“Retained Retail Balance” means, with respect to each Retail Store Deposit Account, an amount reasonably determined by such Grantor to be required for the operating needs of the applicable retail store or stores to which such Retail Store Deposit Account relates, which such amount, measured immediately after giving effect to the applicable cash sweep conducted in accordance with Section 7.1(a), shall not exceed, together with the Retained Retail Balances of all other Retail Store Deposit Accounts, $1,000,000.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Securities Account” shall have the meaning set forth in Article 8-501 of the UCC.

“Securities Account Control Agreement” means an agreement, in form and substance reasonably satisfactory to the Administrative Agent, among any Grantor, a securities intermediary holding securities owned by such Grantor’s or on such Grantor’s behalf, and the Administrative Agent with respect to control of all securities, cash and Cash Equivalents held in a securities account maintained by such Grantor with such securities intermediary.

“Security” shall have the meaning set forth in Article 8 of the UCC.

“Security Agreement Supplement” shall mean any Security Agreement Supplement to this Security Agreement in substantially the form of Annex I hereto executed by an entity that becomes a Grantor under this Security Agreement after the date hereof.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” means, with respect to any Person, all of the supporting obligations (as defined in Article 9 of the UCC) issued in support of the Accounts, Credit Card Accounts, Chattel Paper, Documents (including electronic documents), or Instruments owing to such Person.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, Administrative Agent’s or any other Secured Party’s Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

ARTICLE II

GRANT OF SECURITY INTEREST

Each Grantor hereby pledges, assigns and grants to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, to secure the prompt and complete payment and performance of the Secured Obligations, a security interest in all of its right, title and interest in, to and under all of such Grantor’s personal property described below, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and regardless of where located (all of which will be collectively referred to as the “Collateral”):

(a) all Accounts and Credit Card Accounts;

(b) all Inventory;

(c) all Deposit Accounts and Securities Accounts, all Investment Property, cash and Cash Equivalents in any such Deposit Accounts or Securities Accounts, and all lockboxes associated with any of the foregoing;

(d) all Pledged Interests;

(e) all Documents to the extent evidencing or relating to the Collateral described in clauses (a) through (d) above;

(f) all Chattel Paper to the extent evidencing or relating to the Collateral described in clauses (a) through (d) above;

(g) all Instruments to the extent evidencing or relating to the Collateral described in clauses (a) through (d) above;

(h) all Commercial Tort Claims to the extent relating to the Collateral described in clauses (a) through (d) above;

(i) all Books;

(j) all General Intangibles (other than Patents, Trademarks and Copyrights and Investment Property) necessary for the realization upon Collateral or evidencing or relating to the Collateral described in clauses (a) through (d) above;

(k) all Supporting Obligations;

(l) all of such Grantor’s cash and Cash Equivalents that now or hereafter come into the possession, custody, or control of any Secured Party; and

(m) all of the proceeds (including all cash proceeds and noncash proceeds) and products, whether tangible or intangible, of any of the foregoing property described in clauses (a) through (l) above, including proceeds of insurance or commercial tort claims covering any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Securities Accounts, Documents, Instruments, Pledged Interests, Inventory, General Intangibles (other than Patents, Trademarks and Copyrights and Investment Property), Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition with respect to any of the Collateral described above, the proceeds of any award in condemnation with respect to any of the Collateral described above, and all proceeds of any loss of, damage to or destruction with respect to any of the Collateral described above of the Grantors, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral (collectively, the “Proceeds”), in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise; provided, however, notwithstanding the foregoing or anything herein to the contrary, the Collateral shall not include, and no Grantor shall grant or be deemed to have granted a security interest, collateral assignment or other Lien in any of the following (collectively, the “Excluded Assets”):

(i) any of any Grantor’s rights or interests in or under any license, contract, permit, instrument, security or franchise or any of its rights or interests thereunder included in the Collateral (in this Section, referred to as “such Contract”) in the event that such a grant would, under the terms of such Contract, result in a breach of the terms of, or constitute a default under, such Contract; provided that (x) rights to payment under any such Contract shall be included in the Collateral to the extent permitted thereby or by Section 9-406, 9-407, 9-408 or 9-409 of the UCC, and (y) all proceeds paid or payable to any Grantor from any sale, transfer or assignment of such Contract and all rights to receive such proceeds shall be included in the Collateral; and provided, further, that any such Contract will be excluded from Collateral under this clause (i) only to the extent and for so long as any of the consequences set forth in this clause (i) will result and will cease to be excluded from Collateral under such clause and will become subject to the Lien granted hereunder, immediately and automatically, at such time as such consequences will no longer result;

(ii) all rights, interests, priorities and privileges relating to any real property and any leases, licenses or sub-leases relating to any real property or rental payments therefrom, and any right to sue at law or in equity for any damage thereto, any condemnation or taking thereof, and any other impairment, including the right to receive all proceeds and damages therefrom, other than, in each case, in respect of any Real Estate that is subject to a mortgage;

(iii) any Deposit Account or Securities Account (A) maintained solely as payroll, pension, medical, employee wage or benefit accounts or social security laws (including withholding tax payments related thereto), (B) maintained solely as sales tax or other tax accounts, (C) maintained solely as escrow accounts, fiduciary or trust accounts, and accounts otherwise held exclusively for the benefit of third parties, other than the Company and its Subsidiaries or their Affiliates, or (D) that are maintained solely to hold customer deposits, deposits for sweepstakes payments or deposits in connection with laws or regulations in respect of gift cards;

(iv) any asset to the extent a security interest or Lien in such asset would result in costs or consequences as reasonably determined in writing by the Company and the Administrative Agent with respect to the granting or perfecting of a security interest that is excessive in view of the benefits to be obtained by the Secured Parties;

(v) Excluded Equity;

(vi) Vehicles and other assets subject to certificates of title; and

(vii) Trademarks, Patents and Copyrights and licenses thereof;

provided, however, that “Excluded Assets” shall not include any Proceeds, products, substitutions or replacements of any Excluded Asset (unless such Proceeds, products, substitutions or replacements would themselves constitute an Excluded Asset under paragraphs (i) through (vi)); and provided, further, that any such property or asset that at any time ceases to satisfy the criteria for an Excluded Asset and constitutes Collateral (whether as a result of the applicable Grantor obtaining any necessary consent, any change in applicable law, or otherwise), shall no longer be an Excluded Asset. Each Grantor hereby represents and warrants that the Excluded Assets (other than any Trademarks, Patents and Copyrights), when taken as a whole, are not material to the business operations or financial condition of the Grantors, taken as a whole. The priority of the Administrative Agent’s Lien in any of the Collateral shall be subject to the terms of any applicable Intercreditor Agreement with respect to Permitted Term Loan Indebtedness.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants, and each Grantor that becomes a party to this Security Agreement pursuant to the execution of a Security Agreement Supplement represents and warrants (after giving effect to supplements, if any, to each of the Exhibits hereto with respect to such Grantor as attached to such Security Agreement Supplement) to the Administrative Agent and the Lenders that:

Section 3.1 Title, Authorization, Validity, Enforceability, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Liens permitted under Section 6.02 of the Credit Agreement, and has full power and authority to grant to the Administrative Agent the security interest in the Collateral pursuant hereto. The execution and delivery by such Grantor of this Security Agreement has been duly authorized by proper corporate, limited liability company or partnership proceedings of such Grantor, and this Security Agreement constitutes a legal valid and binding obligation of such Grantor and creates a security interest which is enforceable against such Grantor in all Collateral it now owns or hereafter acquires, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit D (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), the Administrative Agent will have a fully perfected first priority security interest in that Collateral of such Grantor in which a security interest may be perfected by filing, subject only to Liens permitted under Section 6.02 of the Credit Agreement.

Section 3.2 Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A (as such Exhibit may be supplemented from time to time in accordance with Section 8.22 or to reflect changes resulting from transactions permitted under the Loan Documents).

Section 3.3 Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A (as such Exhibit may be supplemented from time to time in accordance with Section 8.22); such Grantor has no places of business except those set forth in Exhibit A and new locations established in accordance with Section 3.4.

Section 3.4 Collateral Locations. All of such Grantor’s locations where Collateral is located are listed on Exhibit A excluding retail store locations which have been established but for which Grantors are not required to deliver a supplement to such Exhibit pursuant to Section 8.22 (as such Exhibit may be supplemented from time to time in accordance with Section 8.22). All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A excluding retail store locations which have been established but for which Grantors are not required to deliver a supplement to such Exhibit pursuant to Section 8.22 (as such Exhibit may be supplemented from time to time in accordance with Section 8.22) and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A (as such Exhibit may be supplemented from time to time in accordance with Section 8.22).

Section 3.5 Deposit Accounts; Securities Accounts. All of such Grantor’s Deposit Accounts and Securities Accounts are listed on Exhibit B (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), which Exhibit B sets forth whether each such Deposit Account or Securities Account is an Excluded Account, Concentration Account or a Retail Store Deposit Account (if applicable).

Section 3.6 Exact Name; Prior Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

Section 3.7 Letter-of-Credit Rights and Chattel Paper. Exhibit C (as such Exhibit may be supplemented from time to time in accordance with Section 8.22) lists all Letter-of-Credit Rights included in the Collateral with a value individually or in the aggregate in excess of $2,500,000 and Chattel Paper included in the Collateral of such Grantor with a value individually or in the aggregate in excess of $2,500,000. All action by such Grantor reasonably requested by the Administrative Agent to perfect the Administrative Agent’s Lien on each item listed on Exhibit C (including the delivery of all originals and the placement of a legend on such Chattel Paper as required hereunder) has been duly taken. The Administrative Agent will have a fully perfected first priority security interest in the Collateral listed on Exhibit C, subject only to Liens to the extent permitted under Section 6.02 of the Credit Agreement.

Section 3.8 Accounts, Credit Card Accounts and Chattel Paper.

(a) The names of the obligors, amounts owing, due dates and other information with respect to its Accounts, Credit Card Accounts and Chattel Paper are and will be correctly stated in all material respects (provided that the amounts owing and due dates shall not be subject to a materiality qualification, except for immaterial discrepancies not exceeding an amount or value equal to $250,000 in the aggregate) in the records of such Grantor relating thereto and in all invoices and Collateral Reports with respect thereto furnished to the Administrative Agent by such Grantor from time to time. As of the time when each Account, each Credit Card Account or each item of Chattel Paper arises, such Grantor shall be deemed to have represented and warranted that such Account, Credit Card Account or Chattel Paper, as the case may be, and all records relating thereto, are genuine and in all respects what they purport to be.

(b) With respect to its Trade Accounts and Credit Card Accounts, except as disclosed on the most recent Collateral Report and except for any immaterial discrepancies as to any of the following clauses (i) through (iv) not exceeding an amount or value equal to $250,000 in the aggregate, (i) all Trade Accounts are Eligible Trade Accounts and all Credit Card Accounts are Eligible Credit Card Accounts (it being acknowledged, for the avoidance of doubt, that the representation and warranty in this clause (i) shall be deemed true “in all material respects” for purposes of clause (j) of the definition of Eligible Credit Card Accounts and clause (f) of the definition of Eligible Trade Accounts in the Credit Agreement if (and only if) discrepancies do not exceed such above-referenced amount of $250,000); (ii) to such Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Collateral Reports with respect thereto; (iii) such Grantor has not received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor’s financial condition; and (iv) such Grantor has no knowledge that any Account Debtor has become insolvent or is generally unable to pay its debts as they become due.

(c) In addition, with respect to all of its Trade Accounts and Credit Card Accounts, except as disclosed on the Collateral Report (specifically or by exclusion of any such Account or Credit Card Account from the Borrowing Base Certificate), (i) the amounts shown on all invoices, statements and the most recent Borrowing Base Certificate with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent, (ii) no payments that have been or shall be made thereon except payments immediately delivered to a Concentration Account as required pursuant to Section 7.1; and (iii) to the knowledge of a responsible officer of Grantor, all Account Debtors have the capacity to contract.

Section 3.9 Inventory. With respect to any of its Inventory scheduled or listed on the most recent Collateral Report, (a) such Inventory (other than Inventory in transit) is located at one of such Grantor’s locations set forth on Exhibit A excluding retail store locations which have been established but for which Grantors are not required to deliver a supplement to such exhibit pursuant to Section 8.22 (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), (b) no Inventory (other than Inventory in transit) is now, or shall at any time or times hereafter be stored at any other location except as permitted by Section 4.1(f), (c) such Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for Liens to the extent permitted under Section 6.02 of the Credit Agreement, (d) except as disclosed in the most recent Collateral Report (specifically or by exclusion of any such Account or Credit Card Account from the Borrowing Base Certificate), such Inventory is Eligible Inventory or Eligible In-Transit Inventory of good and merchantable quality, free from any defects, (e) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, (f) to the extent applicable, such Inventory has been produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations and orders thereunder and (g) the completion of manufacture, sale or other disposition of such Inventory by the Administrative Agent following the occurrence and during the continuance of an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which such Grantor is a party or to which such property is subject (without regard to the right of the Administrative Agent to access any Retail Store Location for such purposes).

Section 3.10 No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated (by a filing authorized by the secured party in respect thereof) naming such Grantor as debtor has been filed or is of record in any jurisdiction except for financing statements or security agreements (a) naming the Administrative Agent on behalf of the Secured Parties as the secured party and (b) in respect of Liens to the extent permitted under Section 6.02 of the Credit Agreement.

Section 3.11 Pledged Collateral.

(a) Exhibit G (as such Exhibit may be supplemented from time to time in accordance with Section 8.22) sets forth a complete and accurate list of all Pledged Collateral owned by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit G as being owned by it, free and clear of any Liens, except for any Liens permitted by Section 6.02 of the Credit Agreement. Such Grantor further represents and warrants that (i) all Pledged Collateral owned by it constituting an Equity Interest has been (to the extent such concepts are relevant with respect to such Pledged Collateral) duly authorized, validly issued, are fully paid and non- assessable, (ii) with respect to any certificates delivered to the Administrative Agent representing an Equity Interest, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise, or, if such certificates are not Securities, such Grantor has so informed the Administrative Agent so that the Administrative Agent may take steps to perfect its security interest therein as a General Intangible, (iii) all such Pledged Collateral held by a securities intermediary is covered by a control agreement among such Grantor, the securities intermediary and the Administrative Agent pursuant to which the Administrative Agent has Control and (iv) all Pledged Collateral which represents Indebtedness owed to such Grantor has been duly authorized, authenticated or issued and delivered by the issuer of such Indebtedness, is the legal, valid and binding obligation of such issuer and such issuer is not in default thereunder.

(b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) no options, warrants, calls or commitments of any character whatsoever (A) exist relating to such Pledged Collateral or (B) obligate the issuer of any Equity Interest included in the Pledged Collateral to issue additional Equity Interests, and (iii) no consent, approval, authorization, or other action by, and no giving of notice, filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this

Security Agreement by such Grantor, or for the exercise by the Administrative Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

(c) Except as set forth in Exhibit G (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), such Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness (other than the Secured Obligations) or subject to the terms of an indenture.

Section 3.12 Insurance. Exhibit E sets forth a description of all insurance maintained by or on behalf of the Grantors, and other Loan Parties and their respective Restricted Subsidiaries as of the Effective Date.

ARTICLE IV

COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated pursuant to the terms of the Credit Agreement, each Grantor party hereto as of the date hereof agrees, and from and after the effective date of any Security Agreement Supplement applicable to any Grantor (and after giving effect to supplements, if any, to each of the Exhibits hereto with respect to such subsequent Grantor as attached to such Security Agreement Supplement) and thereafter until this Security Agreement is terminated pursuant to the terms hereof, each such additional Grantor agrees:

Section 4.1 General.

(a) Collateral Records. Such Grantor will keep proper books and records and accounts in all material respects as to the Collateral owned by it. In accordance with Section 5.06 of the Credit Agreement, the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to such Grantor’s Collateral for internal use by the Administrative Agent and the Lenders.

(b) Authorization to File Financing Statements; Ratification. Such Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain a first perfected security interest in and, if applicable, Control of, the Collateral owned by such Grantor subject to Liens permitted by Section 6.02 of the Credit Agreement. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral by any description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Such Grantor also agrees to furnish any such information described in the foregoing sentence to the Administrative Agent promptly upon request. Such Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c) Further Assurances. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent, as often as the Administrative Agent reasonably requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Administrative Agent may reasonably request, all in such detail as the Administrative Agent may reasonably specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Administrative Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder or under Section 6.02 of the Credit Agreement; provided, that in no event shall any Grantor be required to take any action to perfect the Administrative Agent’s security interest on assets (other than Inventory in-transit and Equity Interests in any first-tier CFC) which are outside the U.S.

(d) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement, and (ii) other Liens to the extent permitted by Section 6.02 of the Credit Agreement.

(e) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except for financing statements (i) naming the Administrative Agent on behalf of the Secured Parties as the secured party and (ii) in respect of Liens to the extent permitted under Section 6.02 of the Credit Agreement. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement naming the Administrative Agent as the secured party without the prior written consent of the Administrative Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(f) Locations. Such Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit A excluding retail store locations which have been established but for which Grantors are not yet required to deliver a supplement to such Exhibit pursuant to Section 8.22 (as such Exhibit may be supplemented from time to time in accordance with Section 8.22), (ii) otherwise change, or add to, such locations unless such Grantor shall have obtained a Collateral Access Agreement for each such location to the extent obtainment of a Collateral Access Agreement for such location is required by Section 4.13 or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A, other than as permitted by the Credit Agreement.

(g) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all material (individually or in the aggregate) agreements to which it is a party or by which it is bound relating to such Collateral.

Section 4.2 Receivables.

(a) Certain Agreements on Receivables. Such Grantor will not make or agree to make any discount, credit, rebate or other reduction in the original amount owing on a Receivable or accept in satisfaction of a Receivable less than the original amount thereof, except that, prior to the occurrence and continuance of an Event of Default, such Grantor may reduce the amount of Accounts, Credit Card Accounts and other Receivables arising from the sale of Inventory in accordance with its then current policies (provided that such policies may not be changed without the prior written consent of the Administrative Agent following the occurrence and during the continuance of a Default) and in the ordinary course of business.

(b) Collection of Receivables. Except as otherwise provided in this Security Agreement, such Grantor will collect and enforce to the extent commercially reasonable to do so, at such Grantor’s sole expense, all amounts due or hereafter due to such Grantor under the Receivables owned by it.

(c) Delivery of Invoices. Following the occurrence and during the continuance of a Default, such Grantor will deliver to the Administrative Agent promptly upon its reasonable request duplicate invoices with respect to each Trade Account owned by it bearing such language of assignment as the Administrative Agent shall reasonably specify.

(d) Disclosure of Counterclaims on Receivables. If (i) any discount, credit or agreement to make a rebate or to otherwise reduce the amount owing on any Receivable in excess of $500,000 owned by such Grantor exists or (ii) if, to the knowledge of such Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to any such Receivable in excess of $500,000, such Grantor will promptly disclose such fact to the Administrative Agent in writing. Such Grantor shall send the Administrative Agent a copy of each credit memorandum in excess of $500,000 promptly following its issuance, and such Grantor shall promptly report each such credit memorandum and each of the facts required to be disclosed to the Administrative Agent in accordance with this Section 4.2(d) on the Borrowing Base Certificates submitted by it.

(e) Electronic Chattel Paper. Such Grantor shall take all steps necessary to grant the Administrative Agent Control of all electronic chattel paper included in the Collateral individually or in the aggregate in excess of $2,500,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

Section 4.3 Inventory.

(a) Maintenance of Goods. Such Grantor will do all things reasonably necessary to maintain, preserve, protect and keep its Inventory in good repair and working and saleable condition in all material respects, except for damaged, defective or obsolete goods arising in the ordinary course of such Grantor’s business.

(b) Returned Inventory. If an Account Debtor returns any Inventory in excess of $250,000 to such Grantor when no Event of Default exists, then such Grantor shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Such Grantor shall promptly report to the Administrative Agent any return involving an amount in excess of $500,000. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor returns Inventory in excess of $1,000,000 to such Grantor when an Event of Default exists, such Grantor, upon the written request of the Administrative Agent, shall: (i) hold the returned Inventory in trust for the Administrative Agent; (ii) segregate all returned Inventory from all of its other property; (iii) dispose of the returned Inventory solely according to the Administrative Agent’s written instructions; and (iv) not issue any credits or allowances with respect thereto without the Administrative Agent’s prior written consent. All returned Inventory shall be subject to the Administrative Agent’s Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not be Eligible Inventory.

(c) Inventory Count; Perpetual Inventory System. Such Grantor will conduct a physical count of its Inventory in accordance with its customary processes and procedures under GAAP at least once per fiscal year in accordance with its customary processes and procedures, and after and during the continuance of an Event of Default, at such other times as the Administrative Agent reasonably requests. Such Grantor, at its own expense, shall deliver to the Administrative Agent the results of each physical count, in such Grantor’s customary prescribed format, which such Grantor has made, or has caused any other Person to make on its behalf, of all or any portion of its Inventory. Such Grantor will maintain a perpetual inventory reporting system at all times.

Section 4.4 Delivery of Instruments, Securities, Chattel Paper and Documents. Such Grantor will (a) deliver to the Administrative Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities and Instruments constituting Collateral owned by it (if any then exist) if the aggregate value thereof exceeds $1,000,000, (b) hold in trust for the Administrative Agent upon receipt and promptly thereafter deliver to the Administrative Agent any such Chattel Paper, Securities and Instruments constituting Collateral, (c) upon the Administrative Agent’s request, deliver to the Administrative Agent (and thereafter hold in trust for the Administrative Agent upon receipt and promptly deliver to the Administrative Agent) any Document (other than electronic documents) evidencing or constituting Collateral if the aggregate value thereof exceeds $1,000,000 and (d) promptly upon the Administrative Agent’s request, deliver to the Administrative Agent a duly executed amendment to this Security Agreement, in the form of Exhibit F hereto (the “Amendment”), pursuant to which such Grantor will pledge such items constituting Collateral. Such Grantor hereby authorizes the Administrative Agent to attach each Amendment to this Security Agreement and agrees that all such Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.

Section 4.5 Uncertificated Pledged Collateral. Such Grantor will, as the Administrative Agent shall direct, cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to either: (i) mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Administrative Agent granted pursuant to this Security Agreement, or (ii) cause the issuer to agree to comply with instructions from the Administrative Agent as to such uncertificated securities without further consent of such Grantor. With respect to any Pledged Collateral owned by it, such Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause the Administrative Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, such Grantor will, with respect to any such Pledged Collateral in excess of $5,000,000 (individually and in the aggregate) held with a securities intermediary, cause such securities intermediary to enter into a control agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, giving the Administrative Agent Control.

Section 4.6 Pledged Collateral.

(a) Changes in Capital Structure of Issuers. Except as permitted pursuant to the Credit Agreement, such Grantor will not (i) permit or suffer any issuer of an Equity Interest of its Subsidiaries constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b) Issuance of Additional Securities. Such Grantor will not permit or suffer the issuer of an Equity Interest of its Subsidiaries constituting Pledged Collateral owned by it to issue additional Equity Interests, any right to receive the same or any right to receive earnings, except to such Grantor.

(c) Registration of Pledged Collateral. Such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Administrative Agent or its nominee at any time during the existence of an Event of Default at the option of the Administrative Agent.

(d) Exercise of Rights in Pledged Collateral.

(i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Credit Agreement or any other Loan Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Administrative Agent in respect of such Pledged Collateral (it being acknowledged, for the avoidance of doubt, that sales, transfers, leases and other dispositions impacting Pledged Collateral permitted under Section 6.05 of the Credit Agreement shall not be deemed to have the effect of impairing such rights);

(ii) Such Grantor will permit the Administrative Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interest or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof;

(iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Credit Agreement other than dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral (collectively referred to as the “Excluded Payments”); provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement; and

(iv) All Excluded Payments and all other non-cash distributions in respect of any Pledged Collateral owned by such Grantor, whenever paid or made, shall be delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

(e) Interests in Limited Liability Companies and Limited Partnerships. Each Grantor agrees that no ownership interests in a limited liability company or a limited partnership which are included within the Collateral owned by such Grantor shall at any time constitute a Security under Article 8 of the UCC of the applicable jurisdiction.

Section 4.7 Intellectual Property.

(a) Such Grantor will use its commercially reasonable efforts (i) to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Administrative Agent of any License held by such Grantor which is material to such Grantor’s business and operations, and (ii) to enforce the security interests granted hereunder in such License to the extent that it is legally permissible for such Grantor to assign or grant to the Administrative Agent a security interest in any such License in which such Grantor is the licensee.

(b) Such Grantor shall notify the Administrative Agent promptly if it knows that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) owned by such Grantor and which is material and necessary in such Grantor’s business or operations may become abandoned or dedicated, or with respect to such material and necessary Patent, Trademark or Copyright (now or hereafter existing) of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such material and necessary Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(c) From and after such date (if any) on which the Administrative Agent is granted a security interest in any Patent, Trademark or Copyright that is material and necessary to such Grantor’s business, (i) such Grantor, either directly or through any agent, employee, licensee or designee, shall not file an application for the registration of any such material and necessary Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving the Administrative Agent prior written notice thereof, and, (ii) upon request of the Administrative Agent, such Grantor shall execute and deliver any and all security agreements as the Administrative Agent may reasonably request to evidence the Administrative Agent’s security interest on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(d) Such Grantor shall take all commercially reasonable actions necessary or reasonably requested by the Administrative Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing) material and necessary to its business, including the filing of applications for renewal, affidavits of use, affidavits of non-contestability and opposition and interference and cancellation proceedings, unless such Grantor shall reasonably determine (with prior written notice to the Administrative Agent) that such Patent, Trademark or Copyright is not material to the conduct of such Grantor’s business.

(e) Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material and necessary for the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other commercially reasonable actions as the Administrative Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8.

Section 4.8 Commercial Tort Claims. Such Grantor shall promptly after the same is acquired by it, notify the Administrative Agent of any commercial tort claim (as defined in the UCC) and, unless the Administrative Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit F hereto, granting to Administrative Agent a first priority security interest in such commercial tort claim in excess of a claimed amount in excess of $2,500,000.

Section 4.9 Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit in excess of the stated amount of $2,500,000 that constitutes Collateral, it shall promptly, and in any event within five (5) Business Days after becoming a beneficiary notify the Administrative Agent thereof and cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to the Administrative Agent and (ii) agree to direct all payments thereunder to a Concentration Account, all in form and substance reasonably satisfactory to the Administrative Agent.

Section 4.10. Federal, State or Municipal Claims. Such Grantor will promptly notify the Administrative Agent of any Collateral in excess of $5,000,000 (individually or in the aggregate) which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof, the assignment of which claim is restricted by federal, state or municipal law.

Section 4.11 No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Administrative Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Administrative Agent of any one or more of such rights, powers or remedies; provided that the foregoing shall not limit or restrict a Grantor from the ordinary conduct of its business and any action or transaction permitted in accordance with the Credit Agreement.

Section 4.12 Reserved.

Section 4.13 Collateral Access Agreements. Such Grantor shall use commercially reasonable efforts to obtain a Collateral Access Agreement, from the lessor of each leased property (other than a retail store location), mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location (other than a retail store location or the Trenton, South Carolina facility so long as such facility shall have been closed on or before August 31, 2015 (or as such time may be extended by the Administrative Agent in its sole discretion in writing)) where Collateral with a value in excess of $2,500,000 individually or $5,000,000 in the aggregate is stored or located. With respect to such locations (other than a retail store location) or warehouse space leased as of the Closing Date and thereafter, at which Collateral is stored or located, if the Administrative Agent has not received a Collateral Access Agreement as of the Effective Date (or, if later, as of the date such location is acquired or leased), the Borrowers’ Eligible Inventory at that location shall be excluded from the Borrowing Base or subject to such Reserves as may be established by the Administrative Agent. After the Closing Date, no real property (other than a retail store location) or warehouse space shall be leased by such Grantor and no Inventory shall be shipped to a processor or converter under arrangements established after the Closing Date, unless and until a satisfactory Collateral Access Agreement shall first have been obtained with respect to any such location where Collateral is stored or located with a value in excess of $2,500,000 individually or $5,000,000 in the aggregate and if it has not been obtained, the Borrowers’ Eligible Inventory at that location shall be excluded from the Borrowing Base or subject to the establishment of Reserves acceptable to the Administrative Agent. Such Grantor shall timely and fully pay and perform its material obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

Section 4.14. Deposit Account Control Agreements. On or before the Effective Date or such later date as provided in Section 5.18 of the Credit Agreement, such Grantor will provide to the Administrative Agent promptly upon the Administrative Agent’s request, a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, duly executed on behalf of each financial institution holding a Deposit Account or Securities Account, as applicable (other than, in each case, Excluded Accounts and Excluded Assets) of such Grantor as set forth in this Security Agreement; provided that, the Administrative Agent may, in its reasonable discretion, defer delivery of any such Deposit Account Control Agreement or Securities Account Control Agreement, establish a Reserve with respect to any Deposit Account or Securities Account (other than, in each case, Excluded Accounts and Excluded Assets) for which the Administrative Agent has not received such Deposit Account Control Agreement or Securities Account Control Agreement, and require such Grantor to open and maintain a new Deposit Account or Securities Account with a financial institution subject to a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable.

Section 4.15 Assigned Contracts. Upon the occurrence and during the continuance of an Event of Default, such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of the Administrative Agent of any Assigned Contract held by such Grantor and to enforce the security interests granted hereunder. Such Grantor shall perform all of its material obligations under each of its Assigned Contracts constituting a Credit Card Agreement, and shall enforce all of its rights and remedies thereunder, in each case, as it deems appropriate in its business judgment; provided however, that such Grantor shall not take any action or fail to take any action with respect to its Assigned Contracts constituting a Credit Card Agreement which would cause the termination of an Assigned Contract constituting a Credit Card Agreement. Without limiting the generality of the foregoing, such Grantor shall take all action necessary or appropriate to permit, and shall not take any action which would have a material adverse effect upon, the enforcement of indemnification rights under any of its Assigned Contracts constituting a Credit Card Agreement. Such Grantor shall notify the Administrative Agent in writing, promptly after such Grantor becomes aware thereof, of any event or fact which could give rise to a material claim by it for indemnification under any of its Assigned Contracts constituting a Credit Card Agreement, and shall diligently pursue such right and report to the Administrative Agent on all further material developments with respect thereto. Such Grantor shall deposit into a Deposit Account at the Administrative Agent or subject to a Deposit Account Control Agreement for application to the Secured Obligations, in accordance with Section 2.18 of the Credit Agreement, all amounts received by such Grantor as indemnification or otherwise pursuant to its Assigned Contracts. If such Grantor shall fail within two Business Days after the Administrative Agent’s demand to pursue diligently any rights under any of its Assigned Contracts constituting a Credit Card Agreement, or if upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the direction of the Required Secured Parties shall, directly enforce such Grantor’s rights under any Assigned Contract in the Administrative Agent’s own name on behalf of the Secured Parties, or in such Grantor’s name and may enter into such settlements or other agreements with respect thereto as the Administrative Agent or the Required Secured Parties, as applicable, shall determine. In any suit, proceeding or action brought by the Administrative Agent for the benefit of the Secured Parties under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, such Grantor shall indemnify and hold the Administrative Agent and the other Secured Parties harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaims, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from such Grantor to or in favor of such obligor or its successors. All such obligations of such Grantor shall be and remain enforceable only against such Grantor and shall not be enforceable against the Administrative Agent or the other Secured Parties. Notwithstanding any provision hereof to the contrary, such Grantor shall at all times remain liable to observe and perform all of its duties and obligations under its Assigned

Contracts, and the Administrative Agent’s or any other Secured Party’s exercise of any of their respective rights with respect to the Collateral shall not release such Grantor from any of such duties and obligations. Neither the Administrative Agent nor any other Secured Party shall be obligated to perform or fulfill any of such Grantor’s duties or obligations under its Assigned Contracts or to make any payment thereunder, or to make any inquiry as to the nature or sufficiency of any payment or property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance, any payment of any amounts, or any delivery of any property.

ARTICLE V

EVENTS OF DEFAULT AND REMEDIES

Section 5.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a) Any representation or warranty made by or on behalf of any Grantor under or in connection with this Security Agreement shall prove to have been materially incorrect when made or deemed made (it being understood and agreed that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

(b) Any Grantor shall fail to observe or perform any of the terms or provisions of Article IV or Article VII.

(c) Any Grantor shall fail to observe or perform any of the terms or provisions of this Security Agreement (other than a breach which constitutes an Event of Default under any other Section of this Article V) and such failure shall continue unremedied for a period of thirty (30) days after the earlier of knowledge of a Responsible Officer of a Borrower Representative of such breach or notice thereof from the Administrative Agent.

(d) The occurrence of any “Event of Default” under, and as defined in, the Credit Agreement.

(e) Any Equity Interest which is included within the Collateral shall at any time constitute a Security or the issuer of any such Equity Interest shall take any action to have such interests treated as a Security unless (i) all certificates or other documents constituting such Security have been delivered to the Administrative Agent and such Security is properly defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise, or (ii) the Administrative Agent has entered into a control agreement with the issuer of such Security or with a securities intermediary relating to such Security and such Security is defined as such under Article 8 of the UCC of the applicable jurisdiction, whether as a result of actions by the issuer thereof or otherwise.

Section 5.2 Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may exercise any or all of the following rights and remedies:

(i) those rights and remedies provided in this Security Agreement, the Credit Agreement, or any other Loan Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to the Administrative Agent and the other Secured Parties prior to an Event of Default;

(ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;

(iii) give notice of sole control or any other instruction under any Deposit Account Control Agreement or Securities Account Control Agreement in respect of Collateral and take any action therein with respect to such Collateral;

(iv) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Administrative Agent may deem commercially reasonable; and

(v) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, exercise all voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Administrative Agent was the outright owner thereof.

(b) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c) Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Administrative Agent and the other Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

(d) Upon the occurrence and during the continuance of an Event of Default, until the Administrative Agent is able to effect a sale, lease, or other disposition of Collateral, the Administrative Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Administrative Agent. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent’s remedies (for the benefit of the Administrative Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.

(e) Notwithstanding the foregoing, neither the Administrative Agent nor any other Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of its rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f) Each Grantor recognizes that, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.

Section 5.3 Grantor’s Obligations Upon the Occurrence and Continuance of an Event of Default. Upon the request of the Administrative Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:

(a) assemble and make available to the Administrative Agent the Collateral and all books and records relating thereto at any place or places specified by the Administrative Agent, whether at such Grantor’s premises or elsewhere;

(b) permit the Administrative Agent, by the Administrative Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

(c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the Securities and Exchange Commission or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Administrative Agent may request, all in form and substance satisfactory to the Administrative Agent, and furnish to the Administrative Agent, or cause an issuer of Pledged Collateral to furnish to the Administrative Agent, any information regarding the Pledged Collateral in such detail as the Administrative Agent may specify;

(d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Administrative Agent to consummate a public sale or other disposition of the Pledged Collateral; and

(e) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Administrative Agent and each Lender, at any time, and from time to time, promptly upon the Administrative Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts and Credit Card Accounts; (ii) an aging of all Accounts and Credit Card Accounts; (iii) trial balances; and (iv) a test verification of such Accounts and Credit Card Accounts.

Section 5.3 Grant of Intellectual Property License. For the purpose of enabling the Administrative Agent to exercise the rights and remedies under the Credit Agreement and each other Loan Document, including under this Article V at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights (including, without limitation Trademarks and customer lists) now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Administrative Agent may sell any of such Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from such Grantor and in connection with any such sale or other enforcement of the Administrative Agent’s rights under the Credit Agreement, this Security Agreement or any other Loan Document, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Administrative Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein.

Section 5.4 Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of a Default, unless otherwise agreed in writing by the Administrative Agent, all Indebtedness owing to it by any Borrower or any of its Subsidiaries shall be fully subordinated to the payment in full in cash of such Grantor’s Secured Obligations or Guaranteed Obligations, as the case may be.

Section 5.5 Deficiency. The Grantors shall remain liable, jointly and severally, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations.

ARTICLE VI

ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

Section 6.1 Account Verification. The Administrative Agent may at any time, in the Administrative Agent’s own name (following the occurrence and during the continuance of a Default), in the name of a nominee of the Administrative Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Administrative Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

Section 6.2 Authorization for Administrative Agent to Take Certain Action.

(a) Subject to the last sentence of this Section 6.2(a), each Grantor irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent, and appoints the Administrative Agent as its attorney in fact, with the full power of substitution either in its own name or in the name of such Grantor, (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Administrative Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Administrative Agent Control over such Pledged Collateral, (v) to apply the proceeds of any Collateral received by the Administrative Agent to the Secured Obligations in accordance with the terms of the Credit Agreement, (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for Liens to the extent permitted under Section 6.02 of the Credit Agreement), (vii) to contact Account Debtors for any reason with respect to Eligible Trade Accounts that are included in the Borrowing Base using the name of a nominee of the Administrative Agent during a period prior to the occurrence and continuance of a Default, (viii) to demand payment or enforce payment of the Receivables in the name of the Administrative Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Administrative Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, (xvi) to send verifications of Eligible Trade Accounts included in the Borrowing Base to any Account Debtor, (xvii) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, and (xvii) to do all other acts and things reasonably necessary to carry out this Security Agreement or any other Loan Document; and such Grantor agrees to reimburse the Administrative Agent to the extent provided in Section 9.03(a) of the Credit Agreement in connection with any of the foregoing; provided, further, that this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Credit Agreement. The Administrative Agent agrees that it shall not exercise any power-of-attorney granted in this Section 6.2(a) with respect to subsections (ii), and subsections (viii) through and including (xvii) until the occurrence and continuance of an Event of Default.

(b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, under this Section 6.2 are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers.

Section 6.3 Proxy. SUBJECT TO THE LAST PROVISO OF THIS SECTION 6.3, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY OF THE PLEDGED COLLATERAL, THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN- FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF ANY OF THE PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS); AND SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY OF THE PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF); PROVIDED, HOWEVER, IN EACH CASE ABOVE, THE ADMINISTRATIVE AGENT SHALL NOT EXERCISE ANY PROXY RIGHTS OR POWER OF ATTORNEY GRANTED IN THIS SECTION UNLESS AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.

Section 6.4 Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE ADMINISTRATIVE AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.13. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NONE OF THE ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER SECURED PARTY, ANY OF THEIR AFFILIATES, OR ANY OF THEIR OR THEIR AFFILIATES’ RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII

COLLECTION AND APPLICATION OF COLLATERAL PROCEEDS;

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Section 7.1 Collection of Receivables.

(a) Each Grantor shall cause each of its retail store locations to promptly deposit all of its payments received from retail customers in one or more Retail Store Deposit Accounts or Concentration Accounts and shall cause all amounts on deposit in each Retail Store Deposit Account (other than, in each case, the Retained Retail Balance) to be swept not less frequently than every five (5) Business Days into one or more Concentration Accounts.

(b) Each Grantor shall cause all credit card processors and credit card issuers to make all settlement and other payments due to such Grantor by wire transfer, ACH or other electronic transfer to one or more Concentration Accounts or a sub-account that is swept daily into a Concentration Account.

(c) Each Grantor shall direct all of its Account Debtors in respect of Trade Accounts to forward payments directly to a Concentration Account. If any Grantor should refuse or neglect to notify any Account Debtor to forward payments directly to a Concentration Account after notice from the Administrative Agent, the Administrative Agent shall be entitled to make such notification directly to such Account Debtor.

(d) If notwithstanding the foregoing instructions, any Grantor receives any proceeds of any Receivables (other than payments made by retail customers directly to retail stores of the Grantors), such Grantor shall receive such payments as the Administrative Agent’s trustee, and shall promptly deposit all cash, checks or other similar payments related to or constituting payments made in respect of Receivables received by it to a Concentration Account.

Section 7.2 Covenant Regarding New Deposit Accounts and Securities Accounts. Before opening or replacing any Deposit Account or Securities Account (other than, in each case, Excluded Accounts and Excluded Assets), each Grantor shall (a) obtain the Administrative Agent’s consent in writing to the opening of such Deposit Account or Securities Accounts (which consent shall not be unreasonably withheld or delayed), provided that no such consent shall be required with respect to any Retail Store Deposit Account, and (b) cause each bank or financial institution or securities intermediary in which it seeks to open any such Deposit Account or Securities Account, to enter into a Deposit Account Control Agreement or Securities Account Control Agreement, as applicable, with the Administrative Agent in order to give the Administrative Agent Control of such Deposit Account or Securities Account. Notwithstanding anything to the contrary herein, any Grantor may open, close or replace any Deposit Account or Securities Account that is an Excluded Account or Excluded Asset without consent of the Administrative Agent and without entering into a Deposit Account Control Agreement or Securities Account Control Agreement in respect of such Deposit Account or Securities Account.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1 Waivers. Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Administrative Agent or any other Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of the Administrative Agent or such other Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Administrative Agent or any other Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

Section 8.2 Limitation on Administrative Agent’s and Other Secured Parties’ Duty with Respect to the Collateral. The Administrative Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Administrative Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Administrative Agent nor any other Secured Party shall have any duty (except as set forth in the immediately preceding sentence) as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Administrative Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on the Administrative Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that, in connection with the exercise of such remedies, it is commercially reasonable for the Administrative Agent (i) to fail to incur expenses deemed significant by the Administrative Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Administrative Agent against risks of loss, collection or disposition of Collateral or to provide to the Administrative Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Administrative Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Administrative Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Administrative Agent would be commercially reasonable in the Administrative Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Administrative Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Administrative Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.

Section 8.3 Compromises and Collection of Collateral. The Grantors and the Administrative Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Administrative Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Administrative Agent in its discretion shall determine or abandon any Receivable, and any such action by the Administrative Agent shall be commercially reasonable so long as the Administrative Agent acts in good faith based on information known to it at the time it takes any such action.

Section 8.4 Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Administrative Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement but has failed to do so after written notice and the Grantors shall reimburse the Administrative Agent for any amounts paid by the Administrative Agent pursuant to this Section 8.04. The Grantors’ obligation to reimburse the Administrative Agent pursuant to the preceding sentence shall be a Secured Obligation payable within five Business Days of demand.

Section 8.5 Specific Performance of Certain Covenants. Each Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(e), 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.13, 4.14, 5.3 or 8.6 or in Article VII or in Section 5.10 of the Credit Agreement will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent or the other Secured Parties to seek and obtain specific performance of other obligations of the Grantors contained in this Security Agreement, that the covenants of the Grantors contained in the Sections referred to in this Section 8.5 shall be specifically enforceable against the Grantors.

Section 8.6. Dispositions Not Authorized. No Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in the Credit Agreement and notwithstanding any course of dealing between any Grantor and the Administrative Agent or other conduct of the Administrative Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in the Credit Agreement) shall be binding upon the Administrative Agent or the other Secured Parties unless such authorization is in writing signed by the Administrative Agent with the consent or at the direction of the Required Secured Parties.

Section 8.7 No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Administrative Agent or any other Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Administrative Agent with the concurrence or at the direction of the applicable Lenders required under Section 9.02 of the Credit Agreement and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the other Secured Parties until the Secured Obligations have been paid in full.

Section 8.8 Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

Section 8.9 Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof (including a payment effected through exercise of a right of setoff), is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), all as though such payment or performance had not been made. In the event that any payment, or any part thereof (including a payment effected through exercise of a right of setoff), is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 8.10 Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Administrative Agent and the other Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of the Administrative Agent. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, hereunder.

Section 8.11 Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

Section 8.12 Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any, to the extent set forth in the Credit Agreement. Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors. The provisions of Section 9.03 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

Section 8.13 Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

Section 8.14 Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Secured Obligations outstanding) until (i) the Credit Agreement has terminated pursuant to its express terms and (ii) all of the Secured Obligations have been indefeasibly paid and performed in full (or with respect to any outstanding Letters of Credit, a cash deposit or at the discretion of the Administrative Agent, a backup standby Letter of Credit satisfactory to the Administrative Agent and the Issuing Bank has been delivered to the Administrative Agent as required by the Credit Agreement) other than contingent indemnification obligations as to which no claim has been made and no commitments of the Administrative Agent or the other Secured Parties which would give rise to any Secured Obligations are outstanding.

Section 8.15 Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Administrative Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Administrative Agent relating to the Collateral.

Section 8.16 CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

Section 8.17 CONSENT TO JURISDICTION. THE PROVISIONS OF SECTION 9.09 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

Section 8.18 WAIVER OF JURY TRIAL. THE PROVISIONS OF SECTION 9.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.

Section 8.19 Indemnity. The Grantors jointly and severally agree to reimburse the Administrative Agent for its reasonable and documented fees and expenses incurred hereunder to the full extent provided in, and subject to the terms and conditions of, Section 9.03 of the Credit Agreement.

Section 8.20 Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

Section 8.21 Credit Agreement. In the event of any conflict between any provision in this Security Agreement and a provision in the Credit Agreement, such provision of the Credit Agreement shall govern (unless such provision of this Security Agreement is necessary to comply with applicable Requirements of Law, in which case such provision shall govern to the extent necessary to comply therewith).

Section 8.22 Supplements to Exhibits. No less than once per fiscal quarter, and upon the effectiveness of any joinder to this security Agreement in the form of Annex I hereto, and otherwise from time to time upon the Administrative Agent’s reasonable request, the Grantors shall promptly furnish such updates to the information disclosed pursuant to this Agreement, including any Exhibits hereto, such that such updated information is true and correct as of the date so furnished. The Grantors may deliver to the Administrative Agent supplements to an Exhibit hereunder, which supplemental Exhibit shall, with the written consent of the Administrative Agent, become part of the applicable Exhibit for all purposes hereunder other than in respect of representations and warranties made prior to the date of such consent by the Administrative Agent.

Section 8.23 Confidentiality. The provisions of Section 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

ARTICLE IX

NOTICES

Section 9.1 Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent in accordance with Section 9.01 of the Credit Agreement.

ARTICLE X

THE ADMINISTRATIVE AGENT

JPMorgan Chase Bank, N.A. has been appointed Administrative Agent for the other Secured Parties hereunder pursuant to Article VIII of the Credit Agreement. It is expressly understood and agreed by the parties to this Security Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article VIII. Any successor Administrative Agent appointed pursuant to Article VIII of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Security Agreement as of the date first above written.

GRANTORS:

URBAN OUTFITTERS, INC.

By:	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

TERRAIN EAST LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

J. FRANKLIN STYER NURSERIES, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

ANTHROPOLOGIE, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

URBAN OUTFITTERS WHOLESALE, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

URBAN OUTFITTERS WEST LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

Signature Page to Security and Pledge Agreement

FREE PEOPLE OF PA LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

URBN PUERTO RICO RETAIL LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

U. O. REAL ESTATE HOLDING I LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

U. O. REAL ESTATE HOLDING II LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

U. O. REAL ESTATE LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

UO FENWICK, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

URBN PR HOLDING, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

Signature Page to Security and Pledge Agreement

TERRAIN MERCHANDISING LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

URBN HOLDING, INC.

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

UO US LLC

By	/s/ Frank Conforti
Name:	Frank Conforti
Title:	Chief Financial Officer

Signature Page to Security and Pledge Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By	/s/ Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

Signature Page to Security and Pledge Agreement

EXHIBIT A

(See Sections 3.2, 3.3, 3.4, 3.9 and 4.1(f) of Security Agreement)

INFORMATION AND COLLATERAL LOCATIONS OF URBAN OUTFITTERS, INC.

I.	Name of Grantor: Urban Outfitters, Inc.

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 636814

V.	Federal Identification Number: 23-2003332

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

1.	Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

2.	Reno Fulfillment Center

12055 Moya Blvd.

Reno, NV 89431

3.	Gap Distribution Center

755 Brackbill Road

Gap, PA 17535

4.	Gap Fulfillment Center

766 Brackbill Road

Gap, PA 17535

None of the other Entities or any Subsidiary of any of the Entities owns any real property. Please note that the Navy Yard Office is a long-term lease with the Philadelphia Industrial Development Corp. for the land, but Urban Outfitters owns the buildings and any improvements thereon.

1

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

1.	Reno Distribution Center, 6640 Echo Ct., Reno, NV 89431 (Lessor: FRE LEAR 429, LLC)

2.	South Carolina Distribution Center, 30 Industrial Park Blvd., Trenton, SC 29847 (Lessor: Pine Valley Properties; Sublessor: VF Playwear, Inc.)

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Metropolitan Warehouse – Bailor

811 Sentous Street, City of Industry, CA 91648

2.	Metropolitan Warehouse – Bailor

741 West Ward Avenue, High Point, NC 27260

3.	Metropolitan Warehouse – Bailor

Metropolitan Building J&K, 2565 Brunswick Avenue, Linden, NJ 07036

2

INFORMATION AND COLLATERAL LOCATIONS OF TERRAIN MERCHANDISING LLC

I.	Name of Grantor: Terrain Merchandising LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 4462433

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

3

INFORMATION AND COLLATERAL LOCATIONS OF TERRAIN EAST LLC

I.	Name of Grantor: Terrain East LLC

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3781701

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Reno Fulfillment Center (owned by Urban Outfitters, Inc.)

12055 Moya Blvd.

Reno, NV 89431

2.	Gap Distribution Center (owned by Urban Outfitters, Inc.)

755 Brackbill Road

Gap, PA 17535

3.	Gap Fulfillment Center (owned by Urban Outfitters, Inc.)

766 Brackbill Road

Gap, PA 17535

4

INFORMATION AND COLLATERAL LOCATIONS OF J. FRANKLIN STYER NURSERIES, INC.

I.	Name of Grantor: J. Franklin Styer Nurseries, Inc.

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 346278

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Reno Fulfillment Center (owned by Urban Outfitters, Inc.)

12055 Moya Blvd.

Reno, NV 89431

2.	Gap Distribution Center (owned by Urban Outfitters, Inc.)

755 Brackbill Road

Gap, PA 17535

3.	Gap Fulfillment Center (owned by Urban Outfitters, Inc.)

766 Brackbill Road

Gap, PA 17535

5

INFORMATION AND COLLATERAL LOCATIONS OF U. O. REAL ESTATE HOLDING I LLC

I.	Name of Grantor: U. O. Real Estate Holding I LLC

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3285983

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

6

INFORMATION AND COLLATERAL LOCATIONS OF U. O. REAL ESTATE HOLDING II LLC

I.	Name of Grantor: U. O. Real Estate Holding II LLC

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3285984

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

7

INFORMATION AND COLLATERAL LOCATIONS OF U. O. REAL ESTATE LLC

I.	Name of Grantor: U. O. Real Estate LLC

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3285981

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

8

INFORMATION AND COLLATERAL LOCATIONS OF URBN HOLDING, INC.

I.	Name of Grantor: URBN Holding, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 5093394

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

9

INFORMATION AND COLLATERAL LOCATIONS OF UO US LLC

I.	Name of Grantor: UO US LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 5093392

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

10

INFORMATION AND COLLATERAL LOCATIONS OF ANTHROPOLOGIE, INC.

I.	Name of Grantor: Anthropologie, Inc.

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2077901

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Reno Fulfillment Center (owned by Urban Outfitters, Inc.)

12055 Moya Blvd.

Reno, NV 89431

2.	Gap Distribution Center (owned by Urban Outfitters, Inc.)

755 Brackbill Road

Gap, PA 17535

3.	Gap Fulfillment Center (owned by Urban Outfitters, Inc.)

766 Brackbill Road

Gap, PA 17535

11

INFORMATION AND COLLATERAL LOCATIONS OF URBAN OUTFITTERS WHOLESALE, INC.

I.	Name of Grantor: Urban Outfitters Wholesale, Inc.

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 965251

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Reno Fulfillment Center (owned by Urban Outfitters, Inc.)

12055 Moya Blvd.

Reno, NV 89431

2.	Gap Distribution Center (owned by Urban Outfitters, Inc.)

755 Brackbill Road

Gap, PA 17535

3.	Gap Fulfillment Center (owned by Urban Outfitters, Inc.)

766 Brackbill Road

Gap, PA 17535

12

INFORMATION AND COLLATERAL LOCATIONS OF UO FENWICK, INC.

I.	Name of Grantor: UO Fenwick, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2438510

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

13

INFORMATION AND COLLATERAL LOCATIONS OF URBAN OUTFITTERS WEST LLC

I.	Name of Grantor: Urban Outfitters West LLC

II.	State of Incorporation or Organization: California

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 200127610038

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

14

INFORMATION AND COLLATERAL LOCATIONS OF FREE PEOPLE OF PA LLC

I.	Name of Grantor: Free People of PA LLC

II.	State of Incorporation or Organization: Pennsylvania

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3859764

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

1.	Reno Fulfillment Center (owned by Urban Outfitters, Inc.)

12055 Moya Blvd.

Reno, NV 89431

2.	Gap Distribution Center (owned by Urban Outfitters, Inc.)

755 Brackbill Road

Gap, PA 17535

3.	Gap Fulfillment Center (owned by Urban Outfitters, Inc.)

766 Brackbill Road

Gap, PA 17535

15

INFORMATION AND COLLATERAL LOCATIONS OF URBN PR HOLDING, INC.

I.	Name of Grantor: URBN PR Holding, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 5649461

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII.	Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

16

INFORMATION AND COLLATERAL LOCATIONS OF URBN PUERTO RICO RETAIL LLC

I.	Name of Grantor: URBN Puerto Rico Retail LLC

II.	State of Incorporation or Organization: Puerto Rico

III.	Type of Entity: limited liability company

IV.	Organizational Number assigned by State of Incorporation or Organization: 346389

V.	Federal Identification Number: ##-#######

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

Navy Yard Office

5000 South Broad Street

Philadelphia, PA 19112

Attention: Chief Financial Officer

VII. Locations of Collateral:

(a)	Properties Owned by the Grantor:

None.

(b)	Properties Leased by the Grantor (Include Landlord’s Name):

None.

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements (include name of Warehouse Operator or other Bailee or Consignee):

None.

17

EXHIBIT B

(See Sections 3.5 and 7.1 of Security Agreement)

Owner	Type Of Account	Bank	Account Numbers	Subject to control agreement or blocked accounts agreement? [Yes/No]	Reason for Exclusion from Control Requirement
Urban Outfitters, Inc.	Operating	Wells Fargo	#############	Yes	N/A

Urban Outfitters, Inc.	Consolidation Account	Wells Fargo	##########	Yes	N/A

Urban Outfitters, Inc.	Credit Card	Wells Fargo	##########	No	Excluded Account

Urban Outfitters, Inc.	A/P Disburs.	Wells Fargo	#############	No	Excluded Account

Urban Outfitters, Inc.	DC Petty Cash	Wells Fargo	#############	No	Excluded Account

Urban Outfitters, Inc.	Payroll Disburs.	Wells Fargo	#############	No	Payroll

UO Fenwick, Inc.	Investment Entity	Wells Fargo	##########	No	Excluded Account

Urban Outfitters, Inc.	Wholesale Account	Wells Fargo	#############	No	Excluded Account

URBN Holding, Inc.	Tax Transactions	Wells Fargo	##########	No	Excluded Account

Urban Outfitters, Inc.	GBP – WorldPay Funds	Wells Fargo	#########	No	Excluded Account

Urban Outfitters, Inc. (100 Retail Stores)[1]	Operating (Retail)	Wells Fargo	##########	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	HSBC	#########	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	Old National Bank	#######	No	Retail Account

Anthropologie, Inc. (1 Retail Store)	Operating (Retail)	Alliance Bank	######	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	Parke Cities Bank	########	No	Retail Account

Urban Outfitters, Inc. (14 Retail Stores)	Operating (Retail)	PNC Bank	##########	No	Retail Account

Urban Outfitters, Inc. (6 Retail Stores)	Operating (Retail)	SunTrust Bank	#############	No	Retail Account

Urban Outfitters, Inc. (26 Retail Stores)	Operating (Retail)	JPMorgan Chase Bank	#########	Yes	N/A

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	M&T Bank	##########	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	TD Bank	##########	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	Associated Bank	##########	No	Retail Account

Anthropologie, Inc. (1 Retail Store)	Operating (Retail)	Valley National Bank	########	No	Retail Account

Urban Outfitters, Inc. (219 Retail Stores)	Operating (Retail)	Bank of America	##########	Yes	N/A

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	Farmington Bank	########	No	Retail Account

[1]	Various retail locations use the same deposit account for store operations. All retail accounts are swept into the main Urban Outfitters, Inc. Consolidation Account (Account ###########) not less than once every five (5) Business Days.

18

Owner	Type Of Account	Bank	Account Numbers	Subject to control agreement or blocked accounts agreement? [Yes/No]	Reason for Exclusion from Control Requirement
Anthropologie, Inc. (1 Retail Store)	Operating (Retail)	Farmington Bank	########	No	Retail Account

Urban Outfitters, Inc. (5 Retail Stores)	Operating (Retail)	Regions Bank	########	No	Retail Account

Urban Outfitters, Inc. (13 Retail Stores)	Operating (Retail)	Citizens Bank	##########	No	Retail Account

Urban Outfitters, Inc. (2 Retail Stores)	Operating (Retail)	Compass Bank	##########	No	Retail Account

Urban Outfitters, Inc. (14 Retail Stores)	Operating (Retail)	US Bank	############	No	Retail Account

Urban Outfitters, Inc. (2 Retail Stores)	Operating (Retail)	Bank of Hawaii	##########	No	Retail Account

Urban Outfitters, Inc. (3 Retail Stores)	Operating (Retail)	Bank of the West	#########	No	Retail Account

Urban Outfitters, Inc. (9 Retail Stores)	Operating (Retail)	Key Bank	############	No	Retail Account

Urban Outfitters, Inc. (1 Retail Store)	Operating (Retail)	Comerica Bank	##########	No	Retail Account

Anthropologie, Inc. (1 Retail Store)	Operating (Retail)	Comerica Bank	##########	No	Retail Account

Free People of PA, LLC (1 Retail Store)	Operating (Retail)	Comerica Bank	##########	No	Retail Account

Securities Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement
UO Fenwick, Inc.	Investment Portfolio	JPMorgan Investments	#####	Yes	N/A

UO Fenwick, Inc.	Investment Portfolio	Oppenheimer & Co.	###-#######	Yes	N/A

Futures Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement
None.

Commodity Accounts

Owner	Type Of Account	Intermediary	Account Numbers	Subject to control agreement? [Yes/No]	Reason for Exclusion from Control Requirement
None.

19

EXHIBIT C

(See Section 3.7 of Security Agreement)

LETTER OF CREDIT RIGHTS

None.

CHATTEL PAPER

None.

20

EXHIBIT D

(See Section 3.1 of Security Agreement)

OFFICES IN WHICH FINANCING STATEMENTS ARE TO BE FILED

DEBTOR	FILING OFFICE
Urban Outfitter, Inc.	Secretary of State of the Commonwealth of Pennsylvania
Anthropologie, Inc.	Secretary of State of the Commonwealth of Pennsylvania
Free People of PA LLC	Secretary of State of the Commonwealth of Pennsylvania
J. Franklin Styer Nurseries, Inc.	Secretary of State of the Commonwealth of Pennsylvania
Terrain East LLC	Secretary of State of the Commonwealth of Pennsylvania
U. O. Real Estate LLC	Secretary of State of the Commonwealth of Pennsylvania
U. O. Real Estate I LLC	Secretary of State of the Commonwealth of Pennsylvania
U. O. Real Estate II LLC	Secretary of State of the Commonwealth of Pennsylvania
Urban Outfitters Wholesale, Inc.	Secretary of State of the Commonwealth of Pennsylvania
Terrain Merchandising LLC	Secretary of State of the State of Delaware
UO Fenwick, Inc.	Secretary of State of the State of Delaware
UO US LLC	Secretary of State of the State of Delaware
URBN Holding, Inc.	Secretary of State of the State of Delaware
URBN PR Holding, Inc.	Secretary of State of the State of Delaware
Urban Outfitters West LLC	Secretary of State of the State of California
Urban Puerto Rico Retail LLC	Secretary of State of the Commonwealth of Puerto Rico

21

EXHIBIT E

INSURANCE

(Certificates of Insurance delivered by attachment to Perfection Certificate in lieu of attachment hereto)

22

EXHIBIT F

(See Section 4.4 and 4.8 of Security Agreement)

AMENDMENT

This Amendment, dated             ,         is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated as of June     , 2015, between the undersigned, as the Grantors, and JPMorgan Chase Bank, N.A., as the Administrative Agent ([as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof,] the “Security Agreement”) and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in the Security Agreement.

By:
Name:
Title:

23

SCHEDULE I TO AMENDMENT

SECURITIES OR OTHER INVESTMENT PROPERTY

(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

COMMERCIAL TORT CLAIMS

Name of Grantor	Description of Claim	Parties	Case Number; Name of Court where Case was Filed

24

EXHIBIT G

(See Section 3.11 of Security Agreement and Definition of “Pledged Collateral”)

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

1.	COMMON SHARES:

Issuer of Equity Interests	Owner of 100% of Equity Interests (or percentage owned)	Number of Shares (Common) Issued	Par Value/Certificated
Anthropologie, Inc.	Urban Outfitters, Inc.	100	$0.10/Certificated/Share Number 2

Urban Outfitters Wholesale, Inc.	Anthropologie, Inc.	1,000	$0.10/Certificated/Share Number 2

UO Fenwick, Inc.	Urban Outfitters Wholesale, Inc.	1,000	$1.00/Certificated/Share Number 2

URBN Holding, Inc.	Urban Outfitters, Inc.	100	$0.01/Not Certificated

URBN PR Holding, Inc.	Urban Outfitters, Inc.	100	$0.01/Not Certificated

J. Franklin Styer Nurseries, Inc.	Terrain East LLC	5,000	None/Not Certificated

URBN Canada Retail, Inc.	UO US LLC	43,868,655	None/Not Certificated

2.	LIMITED LIABILITY COMPANY – UNCERTIFICATED MEMBERSHIP INTERESTS PLEDGED

Issuer of Equity Interests: Limited Liability Company	Member Corporation	Ownership %
Urban Outfitters West, LLC	Urban Outfitters Wholesale, Inc.	100%
Free People of PA, LLC	Urban Outfitters Wholesale, Inc.	100%
UO US LLC	URBN Holding, Inc.	100%
U. O. Real Estate Holding I LLC	Urban Outfitters, Inc.	100%
U. O. Real Estate Holding II LLC	U. O. Real Estate Holding I LLC	100%
U. O. Real Estate LLC	U. O. Real Estate Holding II LLC	100%
URBN Puerto Rico Retail LLC	URBN PR Holding, Inc.	100%
Terrain Merchandising LLC	Urban Outfitters, Inc.	100%
Terrain East LLC	Urban Outfitters, Inc.	100%

3.	LIMITED PARTNERSHIP INTERESTS

Partnership	Partners	Partnership %
URBN NL Holding CV	URBN Holding, Inc. and UO Fenwick, Inc.	90% owned by URBN Holding, Inc. and 10% owned by UO Fenwick, Inc.

25

EXHIBIT H

ASSIGNED CONTRACTS

None

26